UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: September 5, 2012

General Moly, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401
(Address of principal executive offices, including zip code)

(303) 928-8599
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events.

On September 5, 2012, General Moly, Inc. (the “Company”) issued a press release announcing that the U.S. Bureau of Land Management (BLM) has completed the Preliminary Final Environmental Impact Statement (the “PFEIS”) for the Mt. Hope project, which was delivered to the cooperating agencies on Tuesday, September 4.  Cooperating agencies, including the County of Eureka, the National Park Service, and the Nevada Division of Wildlife, as well as the U.S. Environmental Protection Agency (EPA), will have 15 business days to review the PFEIS.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                             Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release of General Moly, Inc. dated September 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: September 5, 2012	By:	/s/ David A. Chaput
David A. Chaput
Chief Financial Officer